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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 16, 2002

NATIONAL EQUIPMENT SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14163 (Commission File Number)	36-4087016 (IRS Employer Identification No.)
1603 Orrington Avenue, Suite #1600 Evanston, Illinois 60201 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 733-1000

This Instrument contains 4 pages.

The Exhibit Index is located on page 4.

Item 5. Other

        On October 16, 2002, National Equipment Services, Inc., entered into an amendment of its existing credit facility. A copy of this amendment is attached hereto as Exhibit 4.1 to this Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2002

NATIONAL EQUIPMENT SERVICES, INC.
By:	/s/ MICHAEL D. MILLIGAN
Name:	Michael D. Milligan
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 6 to the Amended and Restated Credit Agreement, entered into as of October 16, 2002, by and among National Equipment Services, Inc., a Delaware corporation, each of the parties identified as a Subsidiary Guarantor on the signature pages, each of the financial institutions identified as a Lender on the signature pages, and Wachovia Bank, National Association (formerly First Union National Bank), as agent for the Lenders.

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  Item 5. Other
SIGNATURE
EXHIBIT INDEX